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                                                                    Exhibit 32.2

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of Anixter International Inc. (the "Company") on Form 10-Q for the period ending July 2, 2004 as filed with the Securities and Exchange Commission on the date here of (the "Report") I, Dennis J. Letham, Senior Vice President-Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/ Dennis J. Letham
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    Dennis J. Letham
    Senior Vice President-Finance and Chief Financial Officer
    August 11, 2004